Exhibit 10.2

AMENDMENT NO. 1 TO

EMPLOYMENT AGREEMENT

(Jon Greaves)

THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (this “Amendment”) is made as of March 21, 2016 (“Effective Date”), by and among QTS Realty Trust, Inc., a Maryland Corporation (the “Company”), QualityTech, LP, a Delaware limited partnership (the “OP”), Quality Technology Services Holding, LLC, a Delaware limited liability company (the “Purchaser”), and Quality Technology Services, LLC, a Delaware limited liability company (“QTS”), and Jon Greaves, an individual (“Executive”), with respect to the following facts and circumstances:

WHEREAS, the Company, the OP, the Purchaser, QTS and the Executive have entered into that certain Employment Agreement, effective May 6, 2015 (the “Employment Agreement”), and now desire to amend the Employment Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth herein, the parties hereto agree as follows:

1.	Amendments.

(a)	Section 1.1 of the Employment Agreement hereby is amended by deleting the section and replacing it with the following:

“Employment.  Effective as of the Effective Date as defined in this Amendment No. 1, QTS and/or the Company shall employ Executive as the Chief Technology Officer – Security and Solutions Engineering of QTS, upon the terms and conditions set forth in the Agreement.  Executive shall report directly to the Chief Executive Officer (“CEO”) of QTS, unless otherwise determined by the CEO.”

(b)

Sections 1.3 and 4.1 (d) of the Employment Agreement hereby are amended by deleting all references to “Chief Scientist” and replacing the reference with “Chief Technology Officer – Security and Solutions Engineering.”

(c)	Section 1.3 (b) of the Employment Agreement hereby is amended by deleting the reference to “Chief Product Officer” and replacing the reference with “CEO.”

(d)	Section 2.1 of the Employment Agreement hereby is amended by deleting the reference to “$250,000,” and replacing the reference with, “$300,000.”

(e)	Section 2.2 of the Employment Agreement hereby is amended by deleting the reference to “40%” and replacing the reference with “50%.”

(f)	Section 2.3 of the Employment Agreement hereby is amended by deleting the existing language and replacing it with the following:

“Executive Award:  Executive will be entitled to participate in the Company’s 2013 Equity Incentive Plan (or successor plan) (“Equity Plan”) in accordance with its terms and conditions as may be in effect from time to time.  Executive will be entitled to receive equity awards of Options or Restricted Stock with the Company’s regular issuance schedule (“Equity Awards”) in accordance with QTS’ policies.  Executive will be eligible for a target annual equity award equal to 50% of his Base Pay based upon his performance and the performance of the Company.  In March 2016, Executive will receive $90,000 worth of Restricted Stock as provided in his Offer Letter, to be ratably vested over a three (3)-year period, the first 33% to vest one year from the date of grant and thereafter, 8.375% to vest on the last day of each of the eight (8) successive calendar quarters beginning with the calendar quarter ending after the initial one-year vesting.  In March of 2017 Executive will be eligible to receive $150,000 worth of Restricted Stock, depending on the performance of the Company and the Executive, to be ratably vested over a three (3)-year period, the first 33% to vest one year from the date of grant and thereafter, 8.375% to vest on the last day of each of the eight (8) successive calendar quarters beginning with the calendar quarter ending after the initial one-year vesting.  Executive will be eligible for an additional equity award of Restricted Stock pursuant to the Integration Bonus Plan contained in the Offer Letter, depending on the achievement of the performance metrics under the integration plan, in an amount up to $125,000, to be vested in accordance with the integration plan. Executive will receive a one-time grant of restricted stock under the Equity Plan in an amount equal to $500,000 such award to be made on April 1, 2016 (“One-Time Grant”).  The One-Time Grant will be ratably vested over a four (4)-year period.”

2.	Employment Agreement Unchanged. Except as modified by this Amendment, all terms and conditions of the Employment Agreement shall remain in full force and effect and shall be unaffected hereby.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Amendment, or caused this Amendment to be duly executed on its behalf, as of the date first set forth above.

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COMPANY

QTS REALTY TRUST, INC.

BY:	/s/ Chad L. Williams
CHAD L. WILLIAMS
TITLE: CHIEF EXECUTIVE OFFICER

OPERATING PARTNERSHIP

QUALITYTECH, LP

BY:	/s/ Chad L. Williams
CHAD L. WILLIAMS
TITLE: CHIEF EXECUTIVE OFFICER

PURCHASER

QUALITY TECHNOLOGY SERVICES HOLDING, LLC

BY:	/s/ Chad L. Williams
CHAD L. WILLIAMS
TITLE: CHIEF EXECUTIVE OFFICER

QTS

QUALITY TECHNOLOGY SERVICES, LLC

BY:	/s/ Chad L. Williams
CHAD L. WILLIAMS
TITLE: CHIEF EXECUTIVE OFFICER

EXECUTIVE

JON GREAVES

/s/ Jon Greaves